UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2012

GREENE COUNTY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

                                                                          Federal                         0-25165                      14-1809721
                                                                       (State or Other Jurisdiction                              (Commission File No.)                            (I.R.S. Employer
                                                                           of Incorporation)                                                                                                       Identification No.)

                                                                            302 Main Street, Catskill, New York                                                                          12414
                                                                       (Address of Principal Executive Offices)                                                                              (Zip Code)

                                                                                               Registrant’s telephone number, including area code:     (518) 943-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

On November 3, 2012, Greene County Bancorp, Inc. (the “Company”) will utilize a slideshow at its 2012 Annual Meeting of Stockholders.  This slideshow will discuss the Company’s financial performance and business strategies.  The text of the slideshow will be available at approximately 5:00 p.m. on the Company’s website beginning November 6, 2012. The website address is www.tbogc.com, and the slideshow can be found by following the links for “Investor Relations”, then “Annual Meeting Presentation.”

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

         (d)   Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENE COUNTY BANCORP, INC.

DATE:  November 5, 2012                                                                                     By: /s/ Donald E. Gibson
                           Donald E. Gibson
                           President and Chief Executive Officer